Supplemental Analyst Package









Second Quarter 2006 Earnings Call

August 2, 2006

AMERICAN CAMPUS

Table of Contents







Financial Highlights
(dollars in thousands, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2006	2005	$ Change	% Change	2006	2005	$ Change	% Change
Operating Data								
Total revenues	$ 29,237	$ 20,007	$ 9,230	46.1%	$ 57,326	$ 39,548	$ 17,778	45.0%
Operating income	5,063	2,960	2,103		14,361	9,026	5,335	
Net (loss) income	(2,067)	(1,792)	(275)		1,597	6,400 [1]	(4,803)	
Net (loss) income per share - basic	(0.12)	(0.14)			0.09	0.51 [1]		
Net (loss) income per share - diluted	(0.12)	(0.14)			0.08	0.51 [1]		
FFO	4,795	2,540	2,255		13,742	8,262	5,480	
FFO per share - diluted	0.24	0.20			0.73	0.65		
FFOM	5,968	3,881	2,087		12,998	8,119	4,879	
FFOM per share - diluted	0.30	0.30			0.69	0.64		
Same store new operating income - Owned off-campus properties	8,619	8,093	526	6.5%	13,271	12,752	519	4.1%

Operating Statistics	June 30, 2006	December 31, 2005
Debt to total market capitalization [2]	45.8%	31.3%
Interest coverage [3]	2.21	2.07

[1] Net income for the six months ended June 30, 2005 includes a gain from disposition of real estate of approximately $5.9 million or $0.46 per fully diluted share.

[2] Excludes debt related to our on-campus participating properties of $91.9 million and $91.4 million at June 30, 2006 and December 31, 2005, respectively. Also excludes unamortized debt premiums of $6.7 million and $4.3 million at June 30, 2006 and December 31, 2005, respectively.

[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

AMERICAN CAMPUS

Consolidated Balance Sheets

(dollars in thousands)

	June 30, 2006 (unaudited)	December 31, 2005
Assets		
Investments in real estate:		
Owned off-campus properties, net	$ 696,439	$ 417,098
On-campus participating properties, net	78,445	80,370
Investments in real estate, net	774,884	497,468
Cash and cash equivalents	9,482	24,641
Restricted cash	13,336	9,502
Student contracts receivable, net	1,708	2,610
Other assets	23,127	16,641
Total assets	**$ 822,537**	**$ 550,862**
Liabilities and stockholders' equity		
Liabilities:		
Secured debt	$ 429,792	$ 291,646
Unsecured revolving credit facility	81,200	-
Accounts payable and accrued expenses	13,631	7,983
Other liabilities	29,797	25,155
Total liabilities	554,420	324,784
Minority interests	34,085	2,851
Stockholders' equity:		
Common stock	172	172
Additional paid in capital	254,103	233,388
Accumulated earnings and distributions	(20,914)	(10,817)
Accumulated other comprehensive income	671	484
Total stockholders' equity	234,032	223,227
Total liabilities and stockholders' equity	**$ 822,537**	**$ 550,862**

AMERICAN CAMPUS

Consolidated Statements of Operations

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2006	2005	$ Change	2006	2005	$ Change
Revenues:						
Owned off-campus properties	$ 23,608	$ 14,764	$ 8,844	$ 43,095	$ 27,253	$ 15,842
On-campus participating properties	3,497	3,133	364	9,479	8,626	853
Third party development services	1,096	1,332	(236)	2,734	1,977	757
Third party management services	691	562	129	1,353	1,272	81
Resident services	345	216	129	665	420	245
Total revenues	29,237	20,007	9,230	57,326	39,548	17,778
Operating expenses:						
Owned off-campus properties	11,245	6,873	4,372	19,394	12,009	7,385
On-campus participating properties	2,255	1,986	269	4,205	3,861	344
Third party development and management services	1,426	1,573	(147)	3,064	3,037	27
General and administrative	1,824	1,925	(101)	3,411	3,289	122
Depreciation and amortization	7,178	4,450	2,728	12,453	7,874	4,579
Ground/facility leases	246	240	6	438	452	(14)
Total operating expenses	24,174	17,047	7,127	42,965	30,522	12,443
Operating income	5,063	2,960	2,103	14,361	9,026	5,335
Nonoperating income and (expenses):						
Interest income	144	44	100	329	102	227
Interest expense	(7,066)	(4,634)	(2,432)	(12,402)	(8,442)	(3,960)
Amortization of deferred financing costs	(389)	(276)	(113)	(744)	(522)	(222)
Other nonoperating income	-	-	-	-	430	(430)
Total nonoperating expenses	(7,311)	(4,866)	(2,445)	(12,817)	(8,432)	(4,385)
(Loss) income before income taxes, minority interests, and discontinued operations	(2,248)	(1,906)	(342)	1,544	594	950
Income tax benefit	-	102	(102)	-	-	-
Minority interests	181	12	169	53	(75)	128
(Loss) income from continuing operations	(2,067)	(1,792)	(275)	1,597	519	1,078
Discontinued operations:						
Loss attributable to discontinued operations	-	-	-	-	(2)	2
Gain from disposition of real estate	-	-	-	-	5,883	(5,883)
Total discontinued operations	-	-	-	-	5,881	(5,881)
Net (loss) income	$ (2,067)	$ (1,792)	$ (275)	$ 1,597	$ 6,400	$ (4,803)
Net (loss) income per share - basic	$ (0.12)	$ (0.14)		$ 0.09	$ 0.51	
Net (loss) income per share - diluted	$ (0.12)	$ (0.14)		$ 0.08	$ 0.51	
Weighted-average common shares outstanding:						
Basic	17,221,896	12,626,118		17,215,870	12,624,142	
Diluted	19,542,559	12,747,118		18,914,672	12,785,413	

AMERICAN CAMPUS

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2006	2005	$ Change	2006	2005	$ Change
Net (loss) income	$ (2,067)	$ (1,792)	$ (275)	$ 1,597	$ 6,400	$ (4,803)
Minority interests	(181)	(12)	(169)	(53)	75	(128)
Gain from disposition of real estate	-	-	-	-	(5,883)	5,883
Real estate related depreciation and amortization	7,043	4,344	2,699	12,198	7,670	4,528
Funds from operations ("FFO")	**4,795**	**2,540**	**2,255**	**13,742**	**8,262**	**5,480**
Elimination of operations of on-campus participating properties:						
Net loss (income) from on-campus participating properties	1,470	1,241	229	115	(69)	184
Amortization of investment in on-campus participating properties	(1,014)	(883)	(131)	(2,046)	(1,762)	(284)
	5,251	2,898	2,353	11,811	6,431	5,380
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [1]	246	240	6	438	452	(14)
Management fees	166	158	8	444	421	23
On-campus participating property development fees [2]	305	585	(280)	305	815	(510)
Impact of on-campus participating properties	717	983	(266)	1,187	1,688	(501)
Funds from operations - modified for operational performance of on-campus participating properties ("FFOM")	**$ 5,968**	**$ 3,881**	**$ 2,087**	**$ 12,998**	**$ 8,119**	**$ 4,879**
FFO per share - diluted	$ 0.24	$ 0.20		$ 0.73	$ 0.65	
FFOM per share - diluted	$ 0.30	$ 0.30		$ 0.69	$ 0.64	
Weighted average common shares outstanding - diluted	19,645,287	12,800,721		18,914,672	12,785,413	

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures.

[2] Development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property completed in August 2005.

AMERICAN CAMPUS

Capital Structure as of June 30, 2006

(dollars in thousands)

Total Debt [1]	$	412,397
Total Equity Market Value [2]		488,240
Total Market Capitalization	**$**	**900,637**
Debt to Total Market Capitalization		45.8%
Interest Coverage [3]		2.21

	Principal Outstanding [1]	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage	$ 317,336	6.53%	5.8 Years
Variable Rate Construction Loan	13,861	6.88%	2.0 Years
Variable Rate Unsecured Revolving Credit Facility	81,200	6.83%	1.1 Years
Total / Weighted Average	**$ 412,397**	**6.60%**	**4.7 Years**

Fixed Rate Debt Maturity Schedule



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0
$0
$0
$54,540
$51,769
$49,078
$69,897
$18,009
$35,814
$38,229
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

[1] Excluding debt related to our on-campus participating properties totaling $91.9 million with a weighted average interest rate of 7.09% and average term to maturity of 12.4 years. Also excludes unamortized debt premiums of $6.7 million.

[2] Based on share price of $24.85 at June 30, 2006. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

Portfolio Overview as of June 30, 2006

Same Store Owned Off-Campus Portfolio

Property	Primary University Served	Units	Beds	Physical Occupancy at June 30, 2006	2005
Owned off-campus properties - 12-month leases					
1. Commons on Apache	Arizona State University Main Campus	111	444	100.0% (1)	100.0% (1)
2. The Village at Blacksburg	Virginia Tech University	288	1,056	98.6%	98.4%
3. River Club Apartments	The University of Georgia - Athens	266	794	98.0%	95.3%
4. River Walk Townhomes	The University of Georgia - Athens	100	340	97.1%	96.8%
5. The Village at Alafaya Club	The University of Central Florida	228	840	99.3%	98.9%
6. The Village at Science Drive	The University of Central Florida	192	732	99.3%	99.0%
7. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	88.3%	85.1%
8. University Village at Fresno	California State University - Fresno	105	406	97.8%	97.8%
9. University Village at TU	Temple University	220	749	98.4%	98.5%
10. University Club Tallahassee	Florida State University	152	608	98.0%	93.1%
11. The Grove at University Club	Florida State University	64	128	98.4%	97.7%
12. College Club Tallahassee	Florida A&M University	96	384	97.9%	92.7%
13. The Greens at College Club	Florida A&M University	40	160	99.4%	96.9%
14. University Club Gainesville	University of Florida	94	376	97.6%	98.7%
15. City Parc at Fry Street	University of North Texas	136	418	99.0%	94.5%
16. The Estates	University of Florida	396	1,044	98.2%	94.2%
Subtotal - Same Store Owned Off-Campus Properties - 12-month leases		**2,570**	**8,788**	**98.1%**	**96.4%**
Owned off-campus properties - less than 12-month leases					
17. The Village on University	Arizona State University Main Campus	288	918	51.9%	57.3%
18. The Callaway House	Texas A&M University	173	538	7.4% (2)	5.9% (2)
Subtotal - Same Store Owned Off-Campus Properties - less than 12-month leases		**461**	**1,456**	**35.4%**	**38.3%**
Total - Same Store Owned Off-Campus Properties		**3,031**	**10,244**	**89.2%**	**88.2%**

(1) Commons on Apache is 100% leased from August 2004 through July 2006 by Arizona State University.

(2) Occupancy at The Callaway House represents student resident occupancy, with the remainder of the facility being utilized for summer camp and conference business.

AMERICAN CAMPUS

Portfolio Overview as of June 30, 2006

New Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at June 30, 2006 [1]	2005
New Owned Off-Campus Properties					
19. University Village at Sweethome [2]	State University of New York - Buffalo	269	828	99.3%	
20. Entrada Real	University of Arizona	98	363	97.2%	
21. Royal Oaks	Florida State University	82	224	100.0%	
22. Royal Pavilion	Florida State University	60	204	99.5%	
23. Royal Village Tallahassee	Florida State University	75	288	97.9%	
24. Royal Village Gainesville	University of Florida	118	448	95.5%	
25. Northgate Lakes	The University of Central Florida	194	710	99.4%	
26. Royal Lexington	The University of Kentucky	94	364	96.2%	
27. The Woods at Greenland	Middle Tennessee State University	78	276	89.1%	
28. Raiders Crossing	Middle Tennessee State University	96	276	88.4%	
29. Raiders Pass	Texas Tech University	264	828	84.5%	
30. Aggie Station	Texas A&M University	156	450	94.4%	
31. The Outpost San Marcos	Texas State University - San Marcos	162	486	98.8%	
32. The Outpost San Antonio	University of Texas - San Antonio	276	828	99.8%	
33. Callaway Villas [3]	Texas A&M University	236	704	n/a	
34. Village at Newark [4]	Rutgers University, NJIT, Essex CCC	234	838	n/a	
Subtotal - New Owned Off-Campus Properties		**2,492**	**8,115**	**95.7%**	
Total - Owned Off-Campus Properties (New and Same Store)		**5,523**	**18,359**	**91.7%**	**88.2%**
On-Campus Participating Properties [5]					
35. University Village - PVAMU	Prairie View A&M University	612	1,920	9.1%	9.7%
36. University College - PVAMU	Prairie View A&M University	756	1,470	0.0%	0.0%
37. University Village - TAMIU	Texas A&M International University	84	252	42.9%	29.4%
38. Cullen Oaks - Phase I and II [6]	The University of Houston	411	879	53.6%	61.9%
Subtotal - On-Campus Participating Properties		**1,863**	**4,521**	**16.7%**	**14.1%**
Total - All Properties		**7,386**	**22,880**	**75.8%**	**66.7%**

(1) Excludes properties that are currently under development.
(2) Construction was completed and property commenced operations in August 2005.
(3) Currently under development - scheduled to open for occupancy in August 2006.
(4) Currently under development - scheduled to open for occupancy in Fall 2007. The Village at Newark project received Planning Board approval to increase the bed count from 812 to 838.
(5) Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the 9-month leases concurrent with the end of the spring semester.
(6) Includes an additional phase consisting of 180 units and 354 beds that was completed in August 2005. Occupancy as of June 30, 2005 does not include the additional phase.

AMERICAN CAMPUS

Property Results of Operations

(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2006	2005	$ Change	% Change	2006	2005	$ Change	% Change
Property revenues								
Owned off-campus properties:								
Same store properties	$15,462	$14,966	$ 496	3.3%	$22,161	$21,503	$ 658	3.1%
New properties	8,491	14	8,477	60550.0%	21,599	6,170	15,429	250.1%
Total owned off-campus properties [1]	23,953	14,980	8,973	59.9%	43,760	27,673	16,087	58.1%
On-campus participating properties:								
Same store properties	3,040	3,133	(93)	-3.0%	8,384	8,626	(242)	-2.8%
New properties	457	-	457	100.0%	1,095	-	1,095	100.0%
Total on-campus participating properties	3,497	3,133	364	11.6%	9,479	8,626	853	9.9%
Total property revenues	$27,450	$18,113	$ 9,337	51.5%	$53,239	$36,299	$16,940	46.7%
Property operating expenses								
Owned off-campus properties:								
Same store properties	$ 6,843	$ 6,873	$ (30)	-0.4%	$ 8,890	$ 8,751	$ 139	1.6%
New properties	4,402	-	4,402	100.0%	10,504	3,258	7,246	222.4%
Total owned off-campus properties	11,245	6,873	4,372	63.6%	19,394	12,009	7,385	61.5%
On-campus participating properties:								
Same store properties	2,039	1,986	53	2.7%	3,805	3,861	(56)	-1.5%
New properties	216	-	216	100.0%	400	-	400	100.0%
Total on-campus participating properties	2,255	1,986	269	13.5%	4,205	3,861	344	8.9%
Total property operating expenses	$13,500	$ 8,859	$ 4,641	52.4%	$23,599	$15,870	$ 7,729	48.7%
Property net operating income								
Owned off-campus properties:								
Same store properties	$ 8,619	$ 8,093	$ 526	6.5%	$13,271	$12,752	$ 519	4.1%
New properties	4,089	14	4,075	29107.1%	11,095	2,912	8,183	281.0%
Total owned off-campus properties	12,708	8,107	4,601	56.8%	24,366	15,664	8,702	55.6%
On-campus participating properties:								
Same store properties	1,001	1,147	(146)	-12.7%	4,579	4,765	(186)	-3.9%
New properties	241	-	241	100.0%	695	-	695	100.0%
Total on-campus participating properties	1,242	1,147	95	8.3%	5,274	4,765	509	10.7%
Total property net operating income	$13,950	$ 9,254	$ 4,696	50.7%	$29,640	$20,429	$ 9,211	45.1%

[1] Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

AMERICAN CAMPUS

2006/2007 Leasing Status

Same Store Owned Off-Campus Portfolio

Applications + Leases	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
University Village at Boulder Creek	301	101%	262	39	15%	299	309
University Village at Sweethome	860	106%	834	26	3%	813	828
The Village at Blacksburg	1,043	100%	1,036	7	1%	1,048	1,056
University Club Gainesville	372	99%	352	20	6%	376	376
The Village at Science Drive	721	100%	718	3	0%	723	732
The Callaway House	565	107%	586	(21)	-4%	527	538
The Village at Alafaya Club	825	100%	821	4	0%	829	840
City Parc at Fry Street	404	98%	372	32	9%	412	418
University Club Tallahassee [4]	731	99%	733	(2)	0%	736	736
The Estates	1,030	99%	1,031	(1)	0%	1,037	1,044
River Walk Townhomes	325	98%	328	(3)	-1%	333	340
University Village at TU	728	100%	724	4	1%	731	749
River Club Apartments	765	99%	767	(2)	0%	775	794
The Village on University	908	100%	856	52	6%	908	918
College Club Tallahassee [5]	465	86%	518	(53)	-10%	540	544
University Village Fresno	377	95%	379	(2)	-1%	396	406
Applications + Leases Total	**10,420**	**99%**	**10,317**	**103**	**1%**	**10,483**	**10,628**

(1) As of July 28, 2006.

(2) As of July 29, 2005 (comparison of last Friday in July of each year).

(3) Rentable Beds excludes beds needed for on-site staff and/or model units.

(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.

(5) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

AMERICAN CAMPUS

2006/2007 Leasing Status

Same Store Owned Off-Campus Portfolio (continued)

Leases	Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
University Village at Boulder Creek	295	99%	231	64	28%	299	309
University Village at Sweethome	810	100%	813	(3)	0%	813	828
The Village at Blacksburg	1,036	99%	1,031	5	0%	1,048	1,056
University Club Gainesville	371	99%	337	34	10%	376	376
The Village at Science Drive	720	100%	703	17	2%	723	732
The Callaway House	546	104%	547	(1)	0%	527	538
The Village at Alafaya Club	822	99%	800	22	3%	829	840
City Parc at Fry Street	403	98%	372	31	8%	412	418
University Club Tallahassee [4]	723	98%	728	(5)	-1%	736	736
The Estates	1,027	99%	1,030	(3)	0%	1,037	1,044
River Walk Townhomes	325	98%	328	(3)	-1%	333	340
University Village at TU	711	97%	720	(9)	-1%	731	749
River Club Apartments	761	98%	765	(4)	-1%	775	794
The Village on University	893	98%	809	84	10%	908	918
College Club Tallahassee [5]	448	83%	504	(56)	-11%	540	544
University Village Fresno	331	84%	362	(31)	-9%	396	406
Leases Total	**10,222**	**98%**	**10,080**	**142**	**1%**	**10,483**	**10,628**

(1) As of July 28, 2006.

(2) As of July 29, 2005 (comparison of last Friday in July of each year).

(3) Rentable Beds excludes beds needed for on-site staff and/or model units.

(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.

(5) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

AMERICAN CAMPUS

2006/2007 Leasing Status

Owned Development Projects, Re-Positioned Properties and Acquisitions

NEW DEVELOPMENTS / RE-POSITIONED PROPERTIES

Applications + Leases	Current Apps + Leases [1]	% of Rentable Beds	Prior Year	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Callaway Villas	708	102%	n/a [2]	n/a	n/a	691	704
Commons on Apache [4]	226	78%	444	(218)	-49%	290	294
Applications + Leases Total	**934**	**95%**	**n/a**	**n/a**	**n/a**	**981**	**998**

NEW ACQUISITIONS

Applications + Leases	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
The Outpost San Antonio	833	101%	n/a	n/a	n/a	828	828
Northgate Lakes	706	100%	n/a	n/a	n/a	706	710
Royal Village Gainesville	433	100%	n/a	n/a	n/a	433	448
Entrada Real	359	99%	n/a	n/a	n/a	363	363
Royal Tallahassee [5]	690	97%	n/a	n/a	n/a	712	716
The Outpost San Marcos	480	99%	n/a	n/a	n/a	486	486
Aggie Station	460	104%	n/a	n/a	n/a	444	450
Royal Lexington	305	88%	n/a	n/a	n/a	348	364
Raiders Crossing	270	100%	n/a	n/a	n/a	271	276
The Woods at Greenland	272	100%	n/a	n/a	n/a	272	276
Raiders Pass	547	66%	n/a	n/a	n/a	828	828
Applications + Leases Total	**5,355**	**94%**	**n/a**	**n/a**	**n/a**	**5,691**	**5,745**
Total Owned Off-Campus Portfolio	**16,709**	**97%**	**n/a**	**n/a**	**n/a**	**17,155**	**17,371**

(1) As of July 28, 2006

(2) Prior year data is not applicable as property was not under construction or owned by American Campus Communities in prior year.

(3) Rentable Beds excludes beds needed for on-site staff and/or model units.

(4) Historically, this property was marketed and leased as double bedroom accommodations on a 10-month lease. The project is currently undergoing a refurbishment which includes repositioning the property to include 150 private bedroom accommodations and 144 double bedroom accommodations leased on a 12-month basis. This will change the design beds from 444 to 294.

(5) For lease administration purposes, the three properties acquired in Tallahassee, Royal Oaks, Royal Pavilion and Royal Village are reported combined.

AMERICAN CAMPUS

2006/2007 Leasing Status

Owned Development Projects, Re-Positioned Properties and Acquisitions (continued)

NEW DEVELOPMENTS / RE-POSITIONED PROPERTIES

Leases	Leases [1]	% of Rentable Beds	Prior Year	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Callaway Villas	684	99%	n/a [2]	n/a	n/a	691	704
Commons on Apache [4]	182	63%	444	(262)	-59%	290	294
Leases Total	**866**	**88%**	**n/a**	**n/a**	**n/a**	**981**	**998**

NEW ACQUISITIONS

Leases	Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
The Outpost San Antonio	828	100%	n/a	n/a	n/a	828	828
Northgate Lakes	706	100%	n/a	n/a	n/a	706	710
Royal Village Gainesville	433	100%	n/a	n/a	n/a	433	448
Entrada Real	359	99%	n/a	n/a	n/a	363	363
Royal Tallahassee [5]	677	95%	n/a	n/a	n/a	712	716
The Outpost San Marcos	477	98%	n/a	n/a	n/a	486	486
Aggie Station	442	100%	n/a	n/a	n/a	444	450
Royal Lexington	301	86%	n/a	n/a	n/a	348	364
Raiders Crossing	268	99%	n/a	n/a	n/a	271	276
The Woods at Greenland	271	100%	n/a	n/a	n/a	272	276
Raiders Pass	519	63%	n/a	n/a	n/a	828	828
Leases Total	**5,281**	**93%**	**n/a**	**n/a**	**n/a**	**5,691**	**5,745**
Total Owned Off-Campus Portfolio	**16,369**	**95%**	**n/a**	**n/a**	**n/a**	**17,155**	**17,371**

(1) As of July 28, 2006

(2) Prior year data is not applicable as property was not under construction or owned by American Campus Communities in prior year.

(3) Rentable Beds excludes beds needed for on-site staff and/or model units.

(4) Historically this property was marketed and leased as double bedroom accommodations on a 10-month lease. The project is currently undergoing a refurbishment which includes repositioning the property to include 150 private bedroom accommodations and 144 double bedroom accommodations leased on a 12-month basis. This will change the design beds from 444 to 294.

(5) For lease administration purposes, the three properties acquired in Tallahassee, Royal Oaks, Royal Pavilion and Royal Village are reported combined.

AMERICAN CAMPUS

Owned Development Update

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
Callaway Villas	College Station, TX	Texas A&M University	236	704	$ 37,475	91%	August 2006
Village at Newark	Newark, NJ	Rutgers University, NJIT, Essex CCC	234	838 [2]	72,935	45%	Fall 2007
					$ 110,410		

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Arizona State University [3]	Tempe, AZ					
Component I [4]		Fourth Quarter 2006	607	1,800	$ 129,000	August 2008
Component II [5]		Third Quarter 2007	575	1,700	110,000	August 2009
Component III		TBD	575	1,500	110,000	TBD
					$ 349,000	

PROJECTS UNDER EXECUTED LETTERS OF INTENT [6]

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Northeast Development	Northeast	Third Quarter 2006	196	552	$ 36,500	August 2007
Mid-west Development	Mid-west	Third Quarter 2007	220	750	37,000	August 2008
					$ 73,500	

PROJECTS UNDER ISSUED LETTERS OF INTENT [6]

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Existing Project Expansion	Northeast	Third Quarter 2007	96	384	$ 20,700	August 2008

(1) Based on costs incurred under general construction contract as of June 30, 2006.

(2) The Village at Newark project received Planning Board approval to increase the bed count from 812 to 838.

(3) Component developments are contingent upon Board of Regents approval on each component and execution of all transactional documents, including a ground lease agreement with Arizona State University for each component.

(4) Includes parking structure and retail space.

(5) Includes the new Barrett Honors College.

(6) These letters of intent are on speculative development projects that are subject to final determination of feasibility, execution of definitive agreements, complex entitlement and municipal approval processes, and fluctuations in the construction market.

Third Party Development Update

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2006	2005	$ Change	2006	2005	$ Change
Development services revenue	$ 1,096	$ 1,332	$ (236)	$ 2,734	$ 1,977	$ 757
% of total revenue	3.7%	6.7%		4.8%	5.0%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
Vista del Campo Phase II	Irvine, CA	University of California - Irvine	545	1,564	$ 3,500	$ 3,228	$ 272	August 2006
West Virginia University - Evansdale [2]	Morgantown, WV	West Virginia University	96	345	725	702	23	August 2006
Fenn Tower Renovation	Cleveland, OH	Cleveland State University	174	438	1,510	1,285	225	August 2006
The Inn at Auraria [3]	Denver, CO	Auraria Higher Education System	125	439	315	277	38	August 2006
West Virginia University - Potomac State [4]	Keyser, WV	Potomac State College	107	355	700	420	280	August 2007
West Virginia University - Downtown [5]	Morgantown, WV	West Virginia University	89	323	286	286	-	August 2008
University of Hawaii - Manoa [6]	Honolulu, HI	University of Hawaii	TBD	TBD	2,094	725	1,369	July 2008
					$ 9,130	$ 6,923	$ 2,207	

AWARDED PROJECTS

Project	Location	Anticipated Commencement	Estimated Fees
University of Hawaii - Manoa [6]	Honolulu, HI	First Quarter 2007	$ 1,047
University of New Orleans [7]	New Orleans, LA	Third Quarter 2006	1,550
Arizona State University - DPS [8]	Tempe, AZ	Fourth Quarter 2006	300
Hampton Roads Military Housing [9]	Norfolk, VA	TBD	3,105
			$ 6,002

[1] As of June 30, 2006

[2] The West Virginia - Evansdale projects consists of pre-development and design services which were completed in the third quarter 2005 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

[3] The Inn at Auraria project consists of pre-development, initial operations, accounting and marketing services.

[4] The West Virginia - Potomac State projects consists of pre-development and design services which were completed in the second quarter of 2006 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

[5] The West Virginia - Downtown project consists of pre-development and design services. Contractual fees are shown net of costs anticipated to be incurred to complete the project. This project has been put on hold pending investigation of alternative financing. Once financing has been determined, additional fees may be earned.

[6] The University of Hawaii-Manoa project consists of pre-development services that are currently in progress and additional construction administration / development services that are anticipated to commence in the first quarter 2007. We have completed abatement and demolition of the existing Frear Hall. The proposed 810-bed new development received unanimous approval by the Honolulu City Council Zoning Committee on July 25th, 2006 and will be presented to the full City Council on August 16, 2006. We are currently working with the University under a signed services agreement.

[7] Hurricane Katrina has caused a delay in the commencement of construction for this project. In July 2006, the project received unanimous approval from the Louisiana Joint Legislative Budget Committee authorizing the sale of bonds to finance the development. Closing and commencement of construction is scheduled for the third quarter of 2006.

[8] We will provide development services for the relocation of a DPS station in order to utilize the site for on-campus student housing.

[9] The Department of the Navy has selected a joint venture between American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as well as management of the existing housing is expected to commence after congressional notification and execution of the long-term partnership agreements.

Management Services Update

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2006	2005	$ Change	2006	2005	$ Change
Management services revenue	$ 691	$ 562	$ 129	$1,353	$1,272	$ 81
% of total revenue	2.4%	2.8%		2.4%	3.2%	

NEW MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	Stabilized Annual Fees	Anticipated Commencement
Morgan View	Baltimore, MD	Morgan State University	218	792	$ 200	April 2006
SAIT - Existing Housing	Calgary, AB	Southern Alberta Institute of Technology	125	459	100	May 2006
SAIT - New Housing	Calgary, AB	Southern Alberta Institute of Technology	446	720	125	August 2007
Fenn Tower	Cleveland, OH	Cleveland State University	174	438	100	August 2006
The Inn at Auraria	Denver, CO	Auraria Higher Education System	125	439	145	August 2006
Vista del Campo Phase II	Irvine, CA	University of California Irvine	545	1,564	480	August 2006
Jacob's Landing	Tallahassee, FL	Tallahassee Community College	46	184	40	June 2006
Residence Learning Center [1]	Laredo, TX	Texas A&M International University	107	428	40	August 2006
Hampton Roads - Existing Housing [1]	Norfolk, VA	United States Navy	722	1,313	280	April 2007
Hampton Roads - New Housing [1]	Norfolk, VA	United States Navy	1,184	2,368	500	August 2009
					$ 2,010	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	2005 Fees	Discontinued As Of
Bear Creek at Williams Village	Boulder, CO	The University of Colorado	342	994	$ 213	January 2006
The Village at Riverside	Austin, TX	The University of Texas	156	408	64	April 2006
Dobie Center	Austin, TX	The University of Texas	383	975	307	June 2006
Texas State University System	Texas	Three Universities	1,736	3,605	653	June/July 2006
					$ 1,237	

[1] Property management has been selected/awarded and management agreement is currently being negotiated.

AMERICAN CAMPUS

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian B. Nickel	Chief Financial Officer
James C. Hopke	Chief Investment Officer
Greg A. Dowell	Chief of Operations

Research Coverage

Jonathan Litt / Craig Melcher, Citigroup Equity Research
(212) 816-0231 / (212) 816-1685
jonathan.litt@citigroup.com / craig.melcher@citigroup.com

Louis Taylor / Christeen Kim, Deutsche Bank - North America
(212) 250-4912 / (212) 250-6771
louis.taylor@db.com / christeen.kim@db.com

Craig Leupold, Green Street Advisors
(949) 940-8780
cleupold@greenstreetadvisors.com

Anthony Paolone / Joseph Dazio, J.P. Morgan Securities
(212) 622-6682 / (212) 622-6416
anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com

Steve Sakwa / Bill Acheson, Merrill Lynch
(212) 449-0335 / (212) 449-1920
steve_sakwa@ml.com / william_acheson@ml.com

David Rodgers, RBC Capital Markets
(216) 378-7626
dave.rodgers@rbccm.com

Stephen Swett, Wachovia Securities, LLC
(212) 909-0954
stephen.swett@wachovia.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampuscommunities.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com





Forward Looking Statements

This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.





AMERICAN CAMPUS